EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 2004


                           East Delta Resources Corp.
             (Exact name of registrant as specified in its charter)


              Delaware                   0-32477             98-0212726
    (State or other jurisdiction       (Commission          (IRS Employer
          of incorporation)            File Number)      Identification No.)


       447 St. Francis-Xavier Street, Montreal, Quebec, Canada        H2Y 2T1
              (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (514) 844-3510

--------------------------------------------------------------------------------

         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Change in Fiscal Year

         On August 23, 2004, the Board determined to change the Company's fiscal year to March 31. Since this determination was made in connection with an acquisition and March 31 is the fiscal year end of the acquired entity which is deemed to be the "accounting acquirer" no transition report is required.





Item 9.01 Financial Statements







                              OMEGA RESOURCES, INC.
                          FKA EAST DELTA RESOURCES CORP
                        (A Development Stage Enterprise)
                        --------------------------------

                        Consolidated Financial Statements
                            as of March 31, 2004 and
                            for various periods ended
                             March 31, 2004 and 2003
                                       and
                              Report of Independent
                        Registered Public Accounting Firm

                              OMEGA RESOURCES, INC.
                          FKA EAST DELTA RESOURCES CORP
                        (A Development Stage Enterprise)
                        --------------------------------

                                TABLE OF CONTENTS


                                                                                                              Pages
                                                                                                              -----


Report of Independent Registered Public Accounting Firm                                                        F-2

Consolidated Financial Statements:

     Consolidated Balance Sheet as of March 31, 2004                                                           F-3

     Consolidated Statements of Operations for the years ended March 31, 2004 and 2003, and for the period August 27, 1997 (date of incorporation) to
        March 31, 2004                                                                                         F-4

     Consolidated Statements of Stockholders' Equity (Deficit) for the years ended March 2004 and 2003, and for the period August 27, 1997 (date of
        incorporation) to March 31, 2004                                                                       F-5

     Consolidated Statements of Cash Flows for the years ended March 31, 2004 and 2003, and for the period August 27, 1997 (date of incorporation) to
        March 31, 2004                                                                                         F-6

     Notes to Financial Statements                                                                             F-7


                  [Letterhead of Kingery, Crouse, & Hohl, P.A.]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------

To the Board of Directors and Stockholders of Omega Resources, Inc. (fka East Delta Resources Corp):

We have audited the accompanying consolidated balance sheet of Omega Resources, Inc., fka East Delta Resources Corp, (the "Company"), a development stage enterprise, as of March 31, 2004, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the years ended March 31, 2004 and 2003, and for the period August 27, 1997 (date of incorporation) to March 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of March 31, 2004, and the consolidated results of its operations and cash flows for the years ended March 31, 2004 and 2003, and for the period August 27, 1997 (date of incorporation) to March 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Notes A and B to the financial statements, the Company is in the development stage and will require a significant amount of capital to proceed with its business plan. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Kingery, Crouse, & Hohl, P.A.

August 18, 2004
Tampa, FL

                              OMEGA RESOURCES, INC
                          FKA EAST DELTA RESOURCES CORP
                        (A Development Stage Enterprise)
                        --------------------------------

                 CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2004



ASSETS
------

CASH AND CASH EQUIVALENTS                                                                               $           51,926

OTHER ASSETS                                                                                                         1,200
                                                                                                          -----------------

TOTAL                                                                                                   $           53,126
                                                                                                          =================

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

LIABILITIES:
    Accrued and other liabilities                                                                       $            4,958
    Due to affiliate                                                                                                27,559
                                                                                                          -----------------
        Total current liabilities                                                                                   32,517
                                                                                                          -----------------

STOCKHOLDERS' EQUITY:
    Common stock - $0.0001 par value, 20,000,000 shares authorized;
         11,366,250 shares issued and outstanding                                                                    1,137
    Additional paid-in capital                                                                                     120,663
    Deferred Compensation                                                                                         (44,000)
    Deficit accumulated during the development stage                                                              (57,191)
                                                                                                          -----------------
       Total stockholders' equity                                                                                   20,609
                                                                                                          -----------------

TOTAL                                                                                                   $           53,126
                                                                                                          =================




See notes to consolidated financial statements.

                              OMEGA RESOURCES, INC.
                          FKA EAST DELTA RESOURCES CORP
                        (A Development Stage Enterprise)
                        --------------------------------

                      CONSOLIDATED STATEMENTS OF OPERATIONS




                                                                                                           For the period
                                                                                                           August 27, 1997
                                                           For the year            For the year               (date of
                                                               ended                   ended              incorporation) to
                                                             March 31,               March 31,                March 31,
                                                               2004                    2003                     2004
                                                         ------------------       ----------------       --------------------

REVENUES                                              $                  -     $               -      $                    -
                                                         ------------------       ----------------       --------------------

EXPENSES:
   Professional and consulting fees                                  3,759                      -                      3,759
   Stock based compensation                                          4,000                      -                      4,000
   Loss from impairment of intangible assets                        19,823                      -                     19,823
   Travel expenses                                                   6,330                      -                      6,330
   Other expenses                                                   22,174                  1,105                     23,279
                                                         ------------------       ----------------       --------------------
         Total expenses                                             56,086                  1,105                     57,191
                                                         ------------------       ----------------       --------------------

NET LOSS                                                          (56,086)                (1,105)     $             (57,191)
                                                         ==================       ================       ====================

NET LOSS PER SHARE - Basic and diluted                $             (0.01)     $           (0.00)
                                                         ==================       ================

Weighted average number of shares outstanding                   11,366,250              1,000,000
                                                         ==================       ================



See notes to consolidated financial statements.

                              OMEGA RESOURCES, INC.
                          FKA EAST DELTA RESOURCES CORP
                        (A Development Stage Enterprise)
                        --------------------------------

            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)



                                                                                                                        Deficit
                                                                                                                      Accumulated
                                                                                  Additional                           During the
                                                          Common Stock             Paid-In           Deferred         Development
                                                      Shares     Par Value         Capital         Compensation          Stage
                                                  --------------------------     -------------    ----------------    ------------

Balances, August 27,1997 (date of incorporation)
  issuance of  common stock for $.003 per share      1,000,000  $        100   $         2,900  $                -  $           -

Net loss                                                     -             -                 -                   -              -
                                                  -------------    ----------     -------------    ----------------    -----------

Balances,  March 31, 1997                            1,000,000           100             2,900                   -              -

Net loss                                                     -             -                 -                   -              -
                                                  -------------    ----------     -------------    ----------------    -----------

Balances,  March 31, 1998                            1,000,000           100             2,900                   -              -

Net loss                                                     -             -                 -                   -              -

Balances,  March 31, 1999                            1,000,000           100             2,900                   -              -

Net loss                                                     -             -                 -                   -              -
                                                  -------------    ----------     -------------    ----------------    -----------

Balances,  March 31, 2000                            1,000,000           100             2,900                   -              -

Net loss                                                     -             -                 -                   -              -
                                                  -------------    ----------     -------------    ----------------    -----------

Balances, March 31, 2001                             1,000,000           100             2,900                   -              -

Net loss                                                     -             -                 -                   -              -
                                                  -------------    ----------     -------------    ----------------    -----------

Balances, March 31, 2002                             1,000,000           100             2,900                   -              -

Net loss                                                     -             -                 -                   -        (1,105)
                                                  -------------    ----------     -------------    ----------------    -----------

Balances,  March 31, 2003                            1,000,000           100             2,900                   -        (1,105)

Issuance of common stock for acquisition             2,200,000           220            21,780                   -              -

Issuance of common stock for services                4,800,000           480            47,520            (48,000)              -

Amortization of deferred stock compensation                  -             -                 -               4,000              -

Proceeds from issuance of common stock:
    For $.01  per share on January 31,  2004         3,150,000           315            31,185                   -              -
    For $.08 per share  on March  31, 2004             216,250            22            17,278                   -              -

Net loss                                                     -             -                 -                   -       (56,086)
                                                  -------------    ----------     -------------    ----------------    -----------

Balances, March 31, 2004                            11,366,250  $      1,137   $       120,663  $         (44,000)  $    (57,191)
                                                  =============    ==========     =============    ================    ===========


See notes to consolidated financial statements.

                              OMEGA RESOURCES, INC.
                          FKA EAST DELTA RESOURCES CORP
                        (A Development Stage Enterprise)
                        --------------------------------

                      CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                                                                 For the period
                                                                                                                 August 27, 1997
                                                                                 For the           For the         (date of
                                                                                year ended       year ended     incorporation) to
                                                                                March 31,         March 31,         March 31,
                                                                                   2004             2003              2004
                                                                                   ----             ----              ----
CASH FLOWS FROM OPERATING ACTIVITIES:
        Net loss                                                                 $(56,086)       $ (1,105)          $(57,191)
        Adjustments to reconcile net loss to net cash provided by
            (used in) operating activities:
        Stock based compensation                                                    4,000              --              4,000
        Loss from impairment of intangible assets                                  19,823              --             19,823

        Cash received in acquisition of Amingo Resources, Inc.                      2,177              --              2,177
        Increase (decrease) in accrued and other liabilities                        4,958              --              4,958
        (Increase) decrease in other assets                                        (1,200)             --             (1,200)
                                                                                 --------        --------           --------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                               (26,328)         (1,105)           (27,433)
                                                                                 --------        --------           --------

CASH FLOWS FROM FINANCING ACTIVITIES:
        Advances from affiliates - net                                             27,559              --             27,559
        Proceeds from the issuance of common stock                                 48,800              --             51,800
                                                                                 --------        --------           --------
CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                    76,359              --             79,359
                                                                                 --------        --------           --------

NET INCREASE (DECREASE) IN CASH                                                    50,031          (1,105)            51,926

CASH AT BEGINNING OF PERIOD                                                         1,895           3,000                 --
                                                                                 --------        --------           --------

CASH AT END OF PERIOD                                                            $ 51,926        $  1,895           $ 51,926
                                                                                 ========        ========           ========

SUPPLEMENTAL DISCLOSURE OF  NON CASH INVESTING AND FINANCING ACTIVITIES:

Deferred compensation and additional paid-in capital                             $ 48,000        $     --           $ 48,000
                                                                                 ========        ========           ========
Stock issued for net assets of Amingo Resources, Inc.                            $ 22,000        $     --           $ 22,000
                                                                                 ========        ========           ========


See notes to consolidated financial statements.

                              OMEGA RESOURCES, INC.
                          FKA EAST DELTA RESOURCES CORP
                        (A Development Stage Enterprise)
                        --------------------------------

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE A - FORMATION AND OPERATIONS OF THE COMPANY

Omega Resources, Inc. was initially incorporated under the laws of the state of Delaware as Top Soil, International, LTD on August 27, 1997, and changed its name to East Delta Resources Corp on December 18, 2003, and to Omega Resources, Inc. ("Omega") on April 22, 2004. Omega, which intends to engage in the business of gold exploration, development and production in China, is in the development stage as defined in Financial Accounting Standards Statement No. 7. Accordingly, certain of its accounting policies and procedures have not yet been established.

On June 30, 2004, Omega agreed to be acquired by East Delta Resources Corp, the successor entity to AVIC, Technologies Ltd., and a related party by virtue of common ownership ("East Delta"). AVIC Technologies, Ltd. was formed on March 4, 1999 and had previously succeeded to our previous name (i.e. East Delta). For financial statement purposes, the acquisition will be treated as a reverse acquisition and a recapitalization with Omega being treated as the acquirer.

Immediately prior to the acquisition, we split our stock two for one and reduced the par value of our common stock from $.001 to $.0001. As a result of this stock split and change in par value, all references to the number of shares and par values in the accompanying consolidated financial statements have been adjusted to reflect the two for one stock split and change in par value as though they occurred on August 27, 1997 (date of incorporation).

Principles of Consolidation
---------------------------

The accompanying consolidated financial statements include the accounts of Omega, its wholly owned subsidiary, Amingo Resources, Inc. and its majority owned subsidiary, Jinping Amingo Resources, Inc. which is a Chinese sino-foreign joint venture limited liability company (collectively, "we", "us", "our"). All significant inter-company accounts and balances have been eliminated in consolidation. With respect to our investment in the joint venture, we have not presented a minority interest in the accompanying consolidated financial statements because our joint venture partners are not responsible for funding operating deficits If the joint venture generates positive results of operations in the future, the amount of such income allocated to the minority members will be adjusted for previous losses incurred by such entity to the extent that their minority interest balances are positive.

Use of Estimates
----------------

The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements. It is at least reasonably possible that our estimates could change in the near term with respect to this matter.

Net Loss Per Share
------------------

We compute net loss per share in accordance with SFAS No. 128 "Earnings per Share" ("SFAS No. 128") and SEC Staff Accounting Bulletin No. 98 ("SAB 98"). Under the provisions of SFAS No. 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of common shares outstanding during the period. Diluted net loss per share is computed by dividing the net loss for the period by the number of common and common equivalent shares outstanding during the period. There have been no common equivalent shares outstanding at any time since our inception; accordingly basic and diluted net loss per share are identical for each of the periods in the accompanying consolidated financial statements.

Stock-Based Compensation
------------------------

We have adopted Statement of Financial Accounting Standards No. 148 "Accounting for Stock-Based Compensation - Transition and Disclosure" (SFAS No. 148). This statement amends FASB statement No. 123, "Accounting for Stock Based Compensation". It provides alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for employee stock based compensation. It also amends the disclosure provision of FASB statement No. 123 to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation. As permitted by SFAS No. 123 and amended by SFAS No. 148, we continue to apply the intrinsic value method under Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," to account for our stock-based employee compensation arrangements.

Goodwill and Other Intangibles
------------------------------

In July 2001, the FASB issued Financial Accounting Standards Statement No. 142 ("SFAS 142"), "Accounting for Goodwill and Other Intangibles," which was required to be adopted effective January 1, 2002. Under SFAS 142 goodwill and indefinite lived intangible assets are no longer amortized but are reviewed, at a minimum, annually for impairment. Separable intangible assets that are not deemed to have an indefinite life will continue to be amortized over their useful lives.

Foreign Currency Translation
----------------------------

The assets and liabilities of our foreign subsidiaries (which were formed during the year ended March 31, 2004) are translated into U.S. dollars at exchange rates in effect at the balance sheet dates. Revenue and expense items are translated into U.S. dollars at the average exchange rate for the years. Translation adjustments were not material for the year ended March 31, 2004.

Income Taxes
------------

We compute income taxes in accordance with Financial Accounting Standards Statement No. 109 "Accounting for Income Taxes" ("SFAS 109"). Under SFAS 109, deferred taxes are recognized for the tax consequences of temporary differences by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Also, the effect on deferred taxes of a change in tax rates is recognized in income in the period that included the enactment date. Temporary differences arise primarily from the loss from impairment of intangible assets which is required to be amortized over a period of fifteen years for income tax purposes.

Recent Pronouncements
---------------------

We do not expect that the adoption of any recent accounting pronouncements will have a material impact on our consolidated financial statements.

NOTE B - GOING CONCERN

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We are in the development stage and will require a significant amount of capital to proceed with our business plan. Our ability to continue as a going concern is ultimately contingent upon our ability to attain profitable operations through the successful development of our business model and/or the integration of an operating business. In addition, our ability to continue as a going concern must be considered in light of the problems, expenses and complications frequently encountered by entrance into established markets and the competitive environment in which we operate. In the interim, we hope to secure additional financing from various existing shareholders and/or new shareholders through private placements. Since inception, our operations have been funded through private equity and affiliate advances, and we expect to continue to seek additional funding through private or public equity and debt financing. As discussed in Note A, in connection with this matter, subsequent to March 31, 2004, we were acquired by East Delta (fka AVIC Technologies, Ltd) which is a publicly held company. As a direct result thereof, we believe this combination will provide us with the ability to raise capital. However there is no assurance that we will be successful in raising adequate equity and/or debt capital to enable us to meet our commitments. These factors, among others, indicate that we may be unable to continue as a going concern for a reasonable period of time. Our consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

NOTE C - INCOME TAXES

We recognized losses for both financial and tax reporting purposes during each of the periods in the accompanying consolidated statements of operations. Accordingly, no provision for income taxes and/or deferred income taxes payable have been provided for in the accompanying consolidated financial statements.

Assuming our net operating loss carryforwards are not disallowed by taxing authorities because of certain "change in control" provisions of the Internal Revenue Code, at March 31, 2004 we have net operating loss carryforwards of approximately $37,500 for income tax purposes. These carryforwards expire in various years through the year ended March 31, 2024. Components of our non-current deferred income tax asset, assuming an effective income tax rate of 39.5%, are approximately as follows at March 31, 2004:

Non-current deferred income tax asset:
    Intangible and other assets                           $             8,000
    Net operating loss carryforward                                    14,000
    Less valuation allowance                                         (22,000)
                                                             -----------------
Non-current deferred income tax asset                     $                 -
                                                             =================

Our non-current deferred income tax asset is not recorded in the accompanying consolidated balance sheet because we established a valuation allowance to fully reserve such asset as its realization did not meet the required asset recognition standard established by SFAS 109. The total valuation allowance increased by approximately $22,000 during the year ended March 31, 2004.

NOTE D - PURCHASE OF ASSETS OF AMINGO RESOURCES, INC.

On December 18, 2003, we acquired substantially all of the assets of Amingo Resources, Inc., a related entity by virtue of common ownership ("Amingo") in exchange for 2,200,000 shares of our common stock. The purchase price of $22,000 was allocated as follows:

      Cash                                                $            2,177
      Goodwill and other intangibles                                  19,823
      Common stock                                                  (22,000)
                                                              ---------------
      Total                                               $                -
                                                              ===============

The excess of the purchase price paid over the value of the net assets acquired of $19,823 was initially recorded as goodwill and other intangibles. We determined that these intangibles were impaired at the date of acquisition and accordingly recorded a charge to operations for the impairment.

Since the transaction was accounted for as a purchase, our results of operation for the year ended March 31, 2004 only include the results of operations of Amingo since the date of acquisition. Amingo's revenues and expenses were insignificant prior to such date.

Pursuant to our acquisition agreement with Amingo, we have agreed to enter employment agreements with the three previous owners of Amingo. The employment agreements have not yet been finalized, however we anticipate that such agreements will obligate us to pay each of these individuals (a) annual salaries ranging from $20,000 to $30,000 for a period of three years and (b) 1,600,000 shares of our common stock. The shares have been issued, and are considered outstanding, but are to be released in total as follows:

                                                                Number of
                                                                 shares
      Date of Release of Shares                             to be released
      --------------------------                          -------------------

      December 18, 2004                                             1,500,000
      December 18, 2005                                             1,500,000
      December 18, 2006                                             1,800,000
                                                          --------------------
      Total                                                         4,800,000
                                                          ====================

As a result of the issuance of these shares, we initially recorded deferred compensation of $48,000, which amount is being amortized to stock based compensation expense at the rate of $1,333 per month commencing on January 1, 2004.

Under certain circumstances, we have the right to repurchase up to a maximum of 6,300,000 of the above referenced shares. If we elect to exercise this option, which expires on December 31, 2006, we will be required to pay approximately $.005 per share repurchased (or $30,000 if we elect to repurchase all of such shares). In addition, if we fail to comply with certain clauses of the agreement, the predecessor Amingo shareholders have the right to repurchase all of the shares we acquired from them for a sum of $1.00.

NOTE E - OTHER RELATED PARTY TRANSACTIONS

During the period August 27, 1997 (date of incorporation) to March 31, 2004, our president provided services to us at no cost. No value has been ascribed to these services in the accompanying consolidated financial statements as the services were not considered significant.

In addition, no amounts have been ascribed to the use of a portion of our president's home for office space in the accompanying consolidated financials statements because the value of such office space was not considered significant.

Certain stockholders and affiliates periodically advance funds to us. The remaining balance of these advances, which are unsecured, non-interest bearing and due on demand, are reflected as a Due to Affiliate in the accompanying consolidated balance sheet.

NOTE F - OTHER COMMITMENTS

In connection with our investment in Jinping Amingo Resources, Inc. (the "Joint Venture"), we have agreed to contribute up to $1,000,000 to fund the Joint Venture's early stage preliminary exploration activities. We are to pay this amount in the following minimum installments:

     o    $600,000 by December 31, 2004
     o    $400,000 by December 31, 2005

As of March 31, 2004, we have invested approximately $20,000 in the Joint Venture, which amount was used to pay various start-up expenses. During the period April 1, 2004 to August 12, 2004, we invested an additional $280,000 in the Joint Venture, which funds were borrowed from a related entity.

--------------------------------------------------------------------------------

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: August 27, 2004



                                                     EAST DELTA RESOURCES CORP.




                                                     By: /s/ Victor I.H. Sun
                                                         ----------------------
                                                             Victor I.H. Sun
                                                             President